Related Party Disclosures	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
Related Party Transactions Disclosure
NOTE 19:-    RELATED PARTIES

In September 2025, the Company transferred certain intellectual property and a group of employees to a newly formed Israeli entity. In connection with this transaction, the Company and third-party investors, including a related party of the Company, invested an aggregate amount of approximately $9,250 (of which the Company invested $1,950) in an arm’s-length transaction. Following the transfer and related financing, the Company holds approximately 30% of the entity on a fully diluted basis. The investment is accounted for in the Company’s consolidated financial statements under the equity method of accounting.